Sumisho Air Lease Corporation Financial Results 1Q 2026

Forward Looking Statements and Non-GAAP Measures This presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those statements appear in a number of places in this press release and include statements regarding, among other matters, the state of the airline industry, our ability to access the capital and debt markets, our aircraft sales pipeline and expectations, changes in inflation and interest rates and other macroeconomic conditions and other factors affecting our financial condition or results of operations. Words such as “can,” “could,” “may,” “predicts,” “potential,” “will,” “projects,” “continuing,” “ongoing,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates” and “should,” and variations of these words and similar expressions, are used in many cases to identify these forward-looking statements. Any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties, and other factors that may cause our actual results, performance or achievements, or industry results to vary materially from our future results, performance or achievements, or those of our industry, expressed or implied in such forward-looking statements. Such factors include, among others: • our inability to obtain additional capital on favorable terms, or at all, to service our debt obligations and refinance maturing debt obligations; • our inability to generate sufficient returns on our aircraft investments through strategic aircraft acquisitions and profitable leasing; • obsolescence of, or changes in overall demand for, our aircraft; • changes in the value of, and lease rates for, our aircraft, including as a result of aircraft oversupply, manufacturer production levels, our lessees’ failure to maintain our aircraft, inflation, and other factors outside of our control; • impaired financial condition and liquidity of our lessees, including due to lessee defaults and reorganizations, bankruptcies or similar proceedings; • there could be potential conflicts of interest with SMBC AC (as defined herein), as servicer of the majority of our aircraft; • increased competition from other aircraft lessors; • the failure by our lessees to adequately insure our aircraft or fulfill their contractual indemnity obligations to us, or the failure of such insurers to fulfill their contractual obligations; • increased tariffs and other restrictions on trade; • changes in the regulatory environment, including changes in tax laws and environmental regulations; • other events affecting our business or the business of our lessees and aircraft manufacturers or their suppliers that are beyond our or their control, such as the threat or realization of epidemic diseases, natural disasters, terrorist attacks, war or armed hostilities between countries or non-state actors; and • any additional factors discussed under “Part II — Item 1A. Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, and other Securities and Exchange Commission (“SEC”) filings, including future SEC filings. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations. You are therefore cautioned not to place undue reliance on such statements. Any forward-looking statement speaks only as of the date on which it is made, and we do not intend and undertake no obligation to update any forward-looking information to reflect actual results or events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. The Company has an effective registration statement (including a prospectus) with the SEC. Before you invest in any offering of the Company’s securities, you should read the prospectus in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and any such offering. You may obtain copies of the Company’s most recent Annual Report on Form 10-K and the other documents it files with the SEC for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Company will arrange to send such information if you request it by contacting Sumisho Air Lease Corporation, General Counsel, 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, (310) 553-0555. The Company routinely posts information that may be important to investors in the “Investors” section of the Company’s website at www.sumisho.aero. Investors and potential investors are encouraged to consult the Company’s website regularly for important information about the Company. The information contained on, or that may be accessed through, the Company’s website is not incorporated by reference into, and is not a part of, this presentation. In addition to financial results prepared in accordance with U.S. generally accepted accounting principles, or GAAP, this presentation contains certain non-GAAP financial measures. Management believes that in addition to using GAAP results in evaluating our business, it can also be useful to measure results using certain non-GAAP financial measures. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures with their most direct comparable GAAP financial results set forth in the Appendix section.

3 Sumisho Air Lease: Executive Management Team David Swan Chief Commercial Officer 30+ Years of Industry / Finance Experience Noriyuki Hiruta Chief Executive Officer 40 Years of Industry / Finance Experience Sabrina Lemmens Chief Financial Officer 20+ Years of Industry / Finance Experience

>1,700 Owned, Serviced and Committed Aircraft $28B New Technology Direct Orders 4 Owned Portfolio JOL / ABS / JV Aircraft 3 $90B $13B Aircraft $50B Aircraft 1, 4 $27B Aircraft 2 >170 Airline Customers SMBC Aviation Capital figures are as of December 31, 2025, except for direct orders. Sumisho Air Lease figures are as of March 31, 2026. 1) Represents the value of SMBC Aviation Capital’s owned and managed fleet plus aircraft on order to be owned or managed by SMBC Aviation Capital as of December 31, 2025. 2) SMBC Aviation Capital services the Sumisho Air Lease owned fleet. Excludes the value of 42 aircraft on lease to U.S. airlines serviced internally by Sumisho Air Lease. 3) Represents the value of SMBC Aviation Capital’s owned and managed fleet plus aircraft on order to be owned or managed by SMBC Aviation Capital as of December 31, 2025, plus orders acquired from Air Lease Corporation on April 8, 2026. 4) SMBC Aviation Capital orderbook at December 31, 2025, incorporates pro-forma orders acquired from Air Lease Corporation on April 8, 2026. 4 Sumisho Air Lease Benefits from SMBC Aviation Capital’s Financing Platform Scale

Flexible Acquisition Strategy Investing Across Procurement Channels Sale and Lease Back Direct Orders Portfolio Acquisitions Strategic M&A Assets acquired from an airlines orderbook and placed back on long- term leases with the operator Potential acquisition opportunities of aircraft from SMBC Aviation Capital’s orderbook Portfolios acquired from other lessors seeking to manage portfolio limits and concentrations Participate in the execution of highly strategic M&A opportunities 5

Sumisho Air Lease’s Shareholders Represent Formidable Combination of Financial Firepower and Expertise A-/Baa1 S&P/Moody’s 37.51%1 Shareholder A-/BBB+ S&P/Fitch 24.99%1 Shareholder A/A S&P/Fitch 18.75%1 Shareholder A-/A- S&P/Fitch 18.75%1 Shareholder 1) Refers to economic ownership. 6

$115M Net Income to Common Stockholders Performance underpinned by robust demand for our high-quality asset base $28.9B Young, New-Technology Fleet 496 owned aircraft fleet, 5.0 years weighted-average fleet age, 83% new technology 1 Strong Sales Pipeline Includes $4.6B of aircraft subject to letters of intent & $940M in aircraft held for sale $5.6B BBB/BBB/A- S&P / Fitch / Kroll Ratings confirmed in context of Sumitomo Corporation-led acquisition Bonds Issued Inaugural bond issuance more than 5x oversubscribed at its peak $4B 7 1Q 2026 Financial & Operating Highlights All figures as of March 31, 2026, other than letters of intent , which reflect those signed through May 5, 2026. 1) $28.9 billion net book value of flight equipment and 5.0 years weighted-average fleet age reflect flight equipment on operating lease, new technology aircraft percentage reflects the owned fleet. New technology aircraft are defined as A220 family, A320neo family, A330neo family, A350 family, Boeing 737 MAX family, and Boeing 787 family aircraft types.

1Q 2026 Financial Performance Comparison 8 Revenue in $M Net Income to Common Stockholders 1 in $M Adjusted Net Income Before Income Taxes 2 in $M 1) 1Q25 net income includes non-recurring insurance recoveries totalling $331.9 million, along with elevated Gain on Sale, Trading and Other Income and expenses as compared to 1Q26. 2) Please see the Appendix section for a reconciliation of Adjusted Net Income Before Income Taxes. 169.5 165.4 738.3 739.2 364.8 114.8 1Q 2025 1Q 2026 1Q 2025 1Q 2026 1Q 2025 1Q 2026

Strong Balance Sheet and Liquidity Base Sumisho Air Lease’s robust financial position is underpinned by its largely unsecured debt profile, deep funding base, and strong global bank relationships including its primary lender, SMBC bank ~99% Unsecured Debt S&P, Fitch/Kroll Ratings BBB/A- Targeted Net D/E Ratio ~3.0x $4.1B Available Liquidity 9All figures as of March 31, 2026, except available liquidity and unsecured debt, which are as of April 30, 2026. We define liquidity as our cash on hand plus availability under our revolving credit facility.

Sumisho Air Lease is Well-Positioned for Continued Success 10 Strong Aircraft Sales Pipeline S&P/Fitch/Kroll Investment Grade Ratings Young Fleet, 83% New Technology Aircraft 2 Available Liquidity, Strong Balance Sheet $28.9B BBB/BBB/A- $4.1B $5.6B Sumisho Air Lease figures are as of March 31, 2026 except available liquidity, which is as of April 30, 2026, and sales pipeline which includes letters of intent signed through May 5, 2026. We define liquidity as cash on hand plus available borrowings under our revolving credit facility. 1) Represents the value of SMBC Aviation Capital’s owned and managed fleet plus aircraft on order to be owned or managed by SMBC Aviation Capital as of December 31, 2025, plus orders acquired from Air Lease Corporation on April 8, 2026. 2) $28.9 billion net book value of aircraft subject to operating lease. New technology aircraft percentage reflects the owned fleet. New technology aircraft are defined as A220, A320neo family, A330neo, A350, Boeing 737 MAX and Boeing 787 aircraft types. SMBC Aviation Capital Servicing Platform Scale 1 $90B

Appendix Financial Results Q1 2026

Sumisho Air Lease Corporation: Ownership Structure SCIV Sumisho Air Lease Designated Activity Company Sumisho Air Lease Finance Corporation Sumisho Air Lease Corporation 24.99% Economic 18.75% Economic37.51% Economic 18.75% Economic 75.01% Economic 12

Structured Equity Investment Characteristics Equity invested by Apollo and Brookfield includes certain structural enhancements Enhancements contained within equity at SCIV level, not Sumisho Air Lease level Distributions by Sumisho Air Lease Corporation DAC made in line with common equity holdings Long-Term Support Agreement (“LTSA”) in place between Sumitomo Corporation and Apollo and Brookfield Option available to Sumitomo Corporation in years 7 to 10 to acquire Apollo and Brookfield’s equity in SCIV 13

# of countries2 # of operators3 Orders2 In Storage 2 In Service 2 In our portfolio 1 Aircraft Type 24 27 444 80 412 43 A220-100/-300 98 263 4 368 3,499 16 A320-200 51 103 - 97 1472 17 A321-200 59 122 1,872 480 1,845 20 A320-neo 53 111 5,557 288 1,754 112 A321-neo 70 113 - 138 854 18 A330-200/300 19 20 294 11 170 28 A330-neo 30 41 755 34 670 25 A350-900/1000 88 208 2 310 5,380 37 737-NG 47 89 2,209 37 2,178 111 737-8/9 MAX 46 75 5 183 1027 24 777-200ER/-300ER 39 57 1,074 20 842 44 787-9/-10 35 48 - 95 367 1 E190 Sumisho Air Lease – High Quality, Liquid Aircraft Portfolio 1) Includes Sumisho Air Lease owned fleet as of March 31, 2026. 2) Cirium Fleets Analyzer Ascend as of March 31, 2026, passenger aircraft only 3) Cirium Fleets Analyzer Ascend as of March 31, 2026, airline operators only, in-service & stored fleet only. 14

Non-GAAP Reconciliations 15 (in thousands) 2026 2025 Reconciliation of net income attributable to common shareholders to adjusted net income before income taxes: Net income attributable to common stockholders 114,815$ 364,751$ Amortization of debt discounts and issuance costs 12,408 13,995 Recoveries of Russian fleet write-off - (331,938) Stock-based compensation expense 5,096 17,616 Retirement compensation expense - 9,230 Merger related costs 9,088 - Income tax expense 24,005 95,836 Adjusted net income before income taxes 165,412$ 169,490$ Three Months Ended March 31,